                                                                    EXHIBIT 99.1

                                                                          Form 1

TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH OPERATING REQUIREMENTS FOR THE PERIOD ENDED: OCTOBER 2002

In re:   American Architectural Products Corporation        CASE NO: 00-43726
         -------------------------------------------
         Debtor                                             CHAPTER 11
                                                            Judge: Bodoh


As debtor in possession, I affirm:

1.   That I have review the financial statements attached hereto, consisting of:

     a.   Operating Statement (Form 2)
     b.   Balance Sheet (Form 3)
     c.   Summary of Operations (Form 4)
     d.   Monthly Cash Statement (Form 5)
     e.   Statement of Compensation (Form 6)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect; and,
3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions for Chapter 11 Cases ARE current.
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

/s/ November 29, 2002                /s/ Joseph Dominijanni, President
---------------------                ---------------------------------
Date                                 Debtor in Possession

                                     724-940-2330
                                     ------------
                                     Phone

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, ET.AL.
CASE NUMBER 43276
NOTES


Of the companies listed in the notice of bankruptcy filing, the following companies are not active:

AAPC Two Acquisition Company                    AAPC Six Acquisition Company
AAPC Five Acquisition Company                   Modern Window Corporation
AAPC Three Acquisition Company                  VinylSource, Inc.
AAPC Four Acquisition Company                   WIG Liquidation Company
American Glassmith Company                      Eagle and Taylor Company
Eagle Window and Door Center, Inc.


Bankruptcy reports for the above companies have not been prepared, as balances would be zero.

AAPC One Acquisition Company was activated in July 2001 and was renamed Fortified Window and Door Company. At this time cash disbursements are processed through Corporate.

Denver Window Company, (DWC) was sold in September 2001, proceeds were applied against the term loan with CIT Business Credit.

Forte, Inc. is shut down with only clean-up issues remaining. All cash disbursements are processed through Corporate.

Binnings Pan American and TM Window and Door Company (Divisions of Binnings Building Products) were sold effective February 14th 2002. Fifty percent of the proceeds were applied to the CIT Business Credit Term Loan and the remaining fifty percent of the proceeds were applied to the CIT Business Credit Revolver.

American Glassmith Company was sold effective March 22nd 2002. Fifty percent of the proceeds were applied to the CIT Business Credit Term Loan and the remaining fifty percent of the proceeds were applied to the CIT Business Credit Revolver.

Eagle Window and Door Company, a division of Eagle and Taylor Company was sold effective May 6th 2002. A portion of the proceeds from the sale were used to repay the total indebtedness under the credit agreement with The CIT Group/Business Credit, Inc. The remainder of the proceeds was placed in a Dreyfus Government Cash Management Account with Fleet Bank.

The Fleet Bank lockbox and checking accounts for the remaining AAPC companies were closed in August 2002 and new accounts were established at National City Bank, Cleveland Ohio in June 2002.

Thermetic Glass Inc. was sold effective August 23rd 2002. The proceeds were placed in a Dreyfus Government Cash Management Account with National City Bank.

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION                               FORM 2
CASE # 00-43726
OPERATING STATEMENT
FOR THE MONTH ENDED OCTOBER 31, 2002


                                                              AMERICAN          BINNINGS                            EAGLE &
                                            AMERICAN        WEATHER-SEAL        BUILDING         DANVID WINDOW      TAYLOR
                                         GLASSMITH INC        COMPANY           PRODUCTS            COMPANY         COMPANY
                                         -------------      ------------       ----------        -------------     --------
Net Sales                                   $   -            $2,830,897        $1,703,372         $4,762,448             -

Cost of Sales                                   -             2,232,420         1,307,136          4,453,270             -
                                         ----------------------------------------------------------------------------------
  Gross Profit                                  -               598,477           396,236            309,178             -
Selling Expense                                 -               220,447           245,712            459,693             -
General and Administrative Expenses           554                88,388            78,979            203,283         2,225
                                         -----------------------------------------------------------------------------------
  Income (Loss) from Operations              (554)              289,642            71,545           (353,798)       (2,225)

Interest Expense, net                           -                     -                 -             13,605             -
Reorganization Costs                            -                     -                 -                  -             -
Other (Income) Expense                          -                11,789             7,920                523        (1,472)
                                         -----------------------------------------------------------------------------------
  Income (Loss) Before Taxes                 (554)              277,853            63,625           (367,926)         (753)

Income Taxes                                    -                     -                 -                  -             -
                                         -----------------------------------------------------------------------------------
   Net Income (Loss)                        $(554)            $ 277,853        $   63,625         $ (367,926)      $  (753)
                                         ===================================================================================


                                          DENVER       EAGLE WINDOW
                                          WINDOW         AND DOOR         THERMETIC
                                         COMPANY       CENTER INC.       GLASS INC.       CORPORATE         FORTE, INC.
                                         -------       ------------      ----------       ---------         -----------
Net Sales                                 $   -          $    -           $     -         $       -         $     -

Cost of Sales                                 -               -                 -                 -               -
                                         ------------------------------------------------------------------------------
  Gross Profit                                -               -                 -                 -

Selling Expense                               -               -                 -                 -               -
General and Administrative Expenses         250             250             4,167           153,128               -
                                         ------------------------------------------------------------------------------
  Income (Loss) from Operations            (250)           (250)           (4,167)         (153,128)

Interest Expense, net                         -               -                 -                 -               -
Reorganization Costs                          -               -                 -           238,682               -
Other (Income) Expense                        -          (3,330)           (3,576)          (74,860)          5,957
                                         ------------------------------------------------------------------------------
  Income (Loss) Before Taxes               (250)          3,080              (591)         (316,950)         (5,957)

Income Taxes                                  -               -                 -                 -               -
                                         ------------------------------------------------------------------------------
   Net Income (Loss)                      $(250)         $3,080           $  (591)        $(316,950)        $(5,957)
                                         ==============================================================================




























THE FOLLOWING COMPANIES ARE INACTIVE:



   Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
   AAPC Two Acquisition Corporation      AAPC Three Acquisition Corporation
   AAPC Three Acquisition Corporation    AAPC Four Acquisition Corporation
   AAPC Four Acquisition Corporation     AAPC Five Acquisition Corporation
   AAPC Five Acquisition Corporation     AAPC Six Acquisition Corporation
   AAPC Six Acquisition Corporation
   Modern Window Company
   Vinylsource, Inc.
   WIG Liquidation Company

American Architectural Products Corporation                               Form 3
Case # 00-43726
Balance Sheets
October 31, 2002


                                                American      American            Binnings
                                               Glassmith      Weather             Building       Danvid Window    Eagle & Taylor
                                                  Inc.      Seal Company          Products          Company          Company
                                               ---------    ------------        -----------      -------------    --------------
ASSETS
Cash                                            $       -   $     39,194        $     3,262       $   411,694     $          -
Accounts receivable -- Pre-petition                     -              -              9,677               681                -
Accounts receivable -- Post-petition                    -      2,965,043          2,012,240         5,298,880                -
                                               ---------------------------------------------------------------------------------
  Gross Accounts receivable                             -      2,965,043          2,021,917         5,299,561                -
Less:  Allowance for Doubtful Accounts                  -       (125,100)           (69,442)         (264,758)               -
                                               ---------------------------------------------------------------------------------
  Net Accounts Receivable                               -      2,839,943          1,952,475         5,034,803                -
Intercompany A/R-A/P                                    -         65,477           (295,193)          (35,130)         697,174
Inventories                                             -      2,237,075          2,726,028         1,968,382                -
Prepaid expenses and other current assets               -        116,640             37,870           121,957            8,990
                                               ---------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                -      5,298,329          4,424,442         7,501,706          706,164
Property, plant & equipment, net                        -      6,212,941          2,709,888         1,758,971          724,952
Deposits and other assets                               -              -          1,500,000         1,031,661                -
                                               ---------------------------------------------------------------------------------
    TOTAL NON-CURRENT ASSETS                            -      6,212,941          4,209,888         2,790,632          724,952
                                               ---------------------------------------------------------------------------------
                                                $       -   $ 11,511,270        $ 8,634,330       $10,292,338     $  1,431,116
                                               =================================================================================
LIABILITIES
Accounts payable -- Pre-petition                $ 516,595   $  1,856,740        $ 2,877,832       $ 1,143,195     $    945,635
Accounts payable -- Post-petition                      -         889,251          1,049,254         1,366,096                -
                                               ---------------------------------------------------------------------------------
  Total Accounts payable                          516,595      2,745,991          3,927,086         2,509,291          945,635
Accrued expenses - Other                           42,338        369,096          1,218,331           436,430           66,900
Accrued expenses - Payroll -- Post-petition             -        410,155            322,604           689,601
Accrued  warranty obligations--current                  -        451,658            110,000                 -                -
Current Portion of Long Term Debt                       -              -                  -                 -                -
Current portion of capital lease obligations            -        362,000                  -            56,653                -
                                               ---------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                     558,933      4,338,900          5,578,021         3,691,975        1,012,535
Long-term capital lease obligations,
 less current portion                                   -              -                  -            59,610                -
Intercompany investment                          (226,698)    30,911,064         13,830,501        17,803,365       (1,202,413)
Intercompany payable/(receivable)                (429,048)    (3,878,090)        (4,476,013)       (1,840,573)       1,101,124
Accrued warranty obligations, less current
 portion                                                -        675,000             60,000           976,254                -
Other liabilities                                       -        218,736                  -         1,540,449                -
                                               ---------------------------------------------------------------------------------
    TOTAL LONG-TERM LIABILITIES                  (655,746)    27,926,710          9,414,488        18,539,105         (101,289)
                                               ---------------------------------------------------------------------------------
    TOTAL LIABILITIES                             (96,813)    32,265,610         14,992,509        22,231,080          911,246
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized
 100,000 shares;                                        -              -                  -               765            2,000
Additional paid in capital                              -              -                  -         1,008,849      (48,265,119)
Treasury stock                                          -              -                  -                 -                -
Retained earnings                                  96,813    (20,754,340)        (6,358,179)      (12,948,356)      48,782,989
                                               ---------------------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY (DEFICIT)           96,813    (20,754,340)        (6,358,179)      (11,938,742)         519,870
                                               ---------------------------------------------------------------------------------
                                                $       0   $ 11,511,270        $ 8,634,330      $ 10,292,338     $  1,431,116
                                               =================================================================================
                                                                  Eagle Window
                                                 Denver Window       and Door         Thermetic
                                                    Company        Center Inc.       Glass, Inc.    Corporate     Forte, Inc.
                                                 -------------    ------------       -----------   ------------  -------------
ASSETS
Cash                                              $         -      $       -        $        -     $ 43,577,096  $          -
Accounts receivable -- Pre-petition                         -              -                 -                -             -
Accounts receivable -- Post-petition                        -          4,999            81,756                -             -
                                                 -----------------------------------------------------------------------------
  Gross Accounts receivable                                 -          4,999            81,756                -             -
Less:  Allowance for Doubtful Accounts                      -              -                 -                -             -
                                                 -----------------------------------------------------------------------------
  Net Accounts Receivable                                   -          4,999            81,756                -             -
Intercompany A/R-A/P                               (1,010,728)       (64,625)                                         329,471
Inventories                                                 -              -                 -                -             -
Prepaid expenses and other current assets                   -              -             2,100          414,365             -
                                                 -----------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                           (1,010,728)       (59,626)           83,856       43,991,461       329,471
Property, plant & equipment, net                            -              -                 -        1,339,255       360,460
Deposits and other assets                                   -              -                 -          662,309             -
                                                 -----------------------------------------------------------------------------
    TOTAL NON-CURRENT ASSETS                                -              -                 -        2,001,564       360,460
                                                 -----------------------------------------------------------------------------
                                                  $(1,010,728)     $ (59,626)       $   83,856     $ 45,993,025  $    689,931
                                                 =============================================================================
LIABILITIES
Accounts payable -- Pre-petition                  $    31,372      $     502        $   31,321     $    902,474  $          -
Accounts payable -- Post-petition                           -              -                 -          249,606             -
                                                 -----------------------------------------------------------------------------
    Total Accounts payable                             31,372            502            31,321        1,152,080             -

Accrued expenses - Other                                    -          5,599            15,000       18,511,169             -
Accrued expenses - Payroll -- Post-petition                                                              62,486

Accrued  warranty obligations--current                      -              -                 -                -             -
Current Portion of Long Term Debt                           -              -                 -      132,500,000             -
Current portion of capital lease obligations                -              -                 -                -             -
                                                 -----------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                          31,372          6,101            46,321      152,225,735             -
Long-term capital lease obligations,
 less current portion                                       -              -                 -                -             -
Intercompany investment                               221,016                           69,659      (65,100,558)      366,907
Intercompany payable/(receivable)                           -      3,153,029         2,149,557      (13,477,608)   17,697,015
Accrued warranty obligations,
 less current portion                                       -              -                 -                -             -
Other liabilities                                           -              -                 -           42,208             -
                                                 -----------------------------------------------------------------------------
    TOTAL LONG-TERM LIABILITIES                       221,016      3,153,029         2,219,216      (78,535,958)   18,063,922
                                                 -----------------------------------------------------------------------------
    TOTAL LIABILITIES                                 252,388      3,159,130         2,265,537       73,689,777    18,063,922
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized
 100,000 shares;                                            -             -                  -        1,661,466       484,601
Additional paid in capital                                  -             -                  -        6,934,698     5,276,329
Treasury stock                                              -             -                  -         (100,000)            -
Retained earnings                                  (1,263,116)   (3,218,756)        (2,181,681)     (36,192,916)  (23,134,921)
                                                 -----------------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY (DEFICIT)           (1,263,116)   (3,218,756)        (2,181,681)     (27,696,752)  (17,373,991)
                                                 -----------------------------------------------------------------------------
                                                  $(1,010,728)  $   (59,626)      $     83,856     $ 45,993,025  $    689,931
                                                 =============================================================================








The following Companies are inactive:


  Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
  AAPC Two Acquisition Corporation          AAPC Three Acquisition Corporation
  AAPC Three Acquisition Corporation        AAPC Four Acquisition Corporation
  AAPC Four Acquisition Corporation         AAPC Five Acquisition Corporation
  AAPC Five Acquisition Corporation         AAPC Six Acquisition Corporation
  AAPC Six Acquisition Corporation
  Modern Window Company
  Vinylsource, Inc.
  WIG Liquidation Company

Monthly Summary of Operations                                             Form 4
AMERICAN  WEATHER-SEAL                                      Case Number 00-43726
Period Ended: OCTOBER 31, 2002
Schedule of Postpetition Taxes Payable


                                  Beginning          Accrued/           Payments/       Ending
                                   Balance           Withheld            Deposits       Balance
                                  ---------          --------           ---------       -------
Income taxes withheld:
Federal                           $  7,957           $ 63,781           $ (71,738)      $     -           3
State                                2,356             18,901             (21,257)            -           3
Local                               12,541              3,780             (12,011)        4,310           1

FICA withheld                        6,502             45,565             (52,067)            -           3

Employers FICA                       6,502             47,048             (53,550)            -           3

Unemployment tax:
Federal                                 46                279                (325)            -           3
State                                  207              1,224              (1,431)            -           3

Sales, use & excise                 22,183             14,273             (11,938)       24,518           2

Property tax                        43,983             13,544                   -        57,527           2

Other taxes-SDIT                         -                105                (105)            -           3
                                  -------------------------------------------------------------
Total                             $102,277           $208,499           $(224,421)      $86,355
                                  =============================================================


Explain what line on your balance sheet these above liabilities are included in.

     1 = Accounts Payable

     2 = Accrued Expenses - Other

     3 = Accrued Expenses - Payroll

Aging of accounts receivable and post-petition accounts payable


Age in days                0-30             30-60         Over 60           Total
                        ----------        --------       ---------        ---------
Post petition
Accounts Payable        $  903,737        $      -        $   (740)       $  902,996

Accounts Receivable     $2,305,674        $361,817        $172,452        $2,839,943


For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Monthly Summary of Operations                                             Form 4
BINNINGS BUILDING PRODUCTS, INC.,
Period Ended:  October 31, 2002                             Case Number 00-43726
Schedule of Postpetition Taxes Payable


                                 Beginning            Accrued/             Payments/             Ending
                                  Balance             Withheld             Deposits             Balance
                                 ---------            --------             ---------            -------
Income taxes withheld:
Federal                           $ 8,168             $ 46,156             $ 46,805             $ 7,519
State                               2,560               21,364               21,489               2,434
Local                                   -                    -                    -                   -

FICA withheld                       2,233               30,702               31,479               1,456

Employers FICA                      2,233               30,702               31,479               1,456

Unemployment tax:
Federal                                 -                  334                  334                   -
State                                   -                  582                  582                   -

Sales, use & excise                 8,967                7,718                7,500               9,185

Property tax                            -                    -                    -                   -

Other taxes                             -                                                             -
                                 ----------------------------------------------------------------------
Total                             $24,161             $137,558             $139,668             $22,051
                                 ======================================================================



Explain what line on your balance sheet these above liabilities are included in.

   Income taxes withheld >     Accrued Expenses - Payroll
   FICA withheld >             Accrued Expenses - Payroll
   Employers FICA >            Accrued Expenses - Payroll
   Unemployment tax: >         Accrued Expenses - Payroll
   Sales, use & excise >       Accrued Expenses - Other
   Property tax >              Accrued Expenses - Other
   Other taxes >               Accrued Expenses - Other


Aging of accounts receivable and post-petition accounts payable

Age in days                               0-30                30-60                 Over 60
                                       ----------            --------              ---------
Post petition
accounts payable                       $  654,183            $   (607)              $194,254

Accounts receivable                    $1,666,804            $264,685               $ 94,468


For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.


          Vendor               Date Open          Amount        Reason for non-payment
          ------               ---------        ----------      ----------------------

Cable & Wireless                                    919.59      Billing in dispute
MCI Worldcom                                      2,134.59      Billing in dispute
Binnings Acquisition, Inc.                      187,934.41      Billing in dispute
Amesbury - Textile                                  (20.32)     Slow credit invoicing
Azon Systems                                        103.09      Paid 11/4/02 - 39 days - slow invoicing
Cardinal CG                                       3,264.43      Paid 11/5/02 - 110 days - lost/slow invoice
Lamar Clark                                         591.21      Paid 11/1/02 - 41 to 55 days - slow invoicing
Guy Walker                                          346.83      Paid 11/8/02 - 43 to 50 days - slow invoicing
Wells Aluminum                                   (1,628.12)     Slow purchases - unable to use credits

Monthly Summary of Operations                                             Form 4
DANVID WINDOW COMPANY
Period Ended: October 31, 2002                              Case Number 00-43726
Schedule of Postpetition Taxes Payable


                                       Beginning        Accrued/         Payments/        Ending
                                        Balance         Withheld         Deposits        Balance
                                       ---------        --------         ---------       --------
Federal                                $      -         $ 92,517         $ 92,517        $      -
State                                         -                -                -               -
Local                                         -                                                 -

FICA withheld                                 -           65,773           65,773               -

Employers FICA                                -           65,773           65,773               -

Unemployment tax:
Federal                                       -            1,069            1,069               -
State                                         -              821              821               -

Sales, use & excise                     119,872          109,417          119,872         109,417

Property tax                             55,500           16,000                -          71,500

Other taxes                              37,500          (37,500)               -               -
                                       ----------------------------------------------------------
Total                                  $212,872         $313,871         $345,826        $180,917
                                       ==========================================================


Explain what line on your balance sheet these above liabilities are included in.



Aging of accounts receivable and post-petition accounts payable

Age in days                        0-30                 30-60               Over 60               Total
                                ----------            ----------            --------            ----------
Post petition
accounts payable                $  751,636            $  149,524            $  4,133            $  905,292

Accounts receivable             $3,921,608            $1,207,845            $159,120            $5,288,573


For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

DANVID WINDOW COMPANY                                                     Form 4
POST PETITION ACCOUNTS PAYABLE 30 DAYS OLD.                 Case Number 00-43726
PERIOD ENDED: OCTOBER 2002


         VENDOR NAME           AMOUNT OWED      DATE ACCOUNT OPENED       REASON FOR NON PAYMENT
         -----------           -----------      -------------------       ----------------------
Bostik Findley                  42,185.00          Not on file               Paid Nov. 1, 2002
Challenge Door                  25,735.98          Not on file               Paid Nov. 1, 2002
Custom Glass Products            3,321.00          Not on file               Paid Nov. 1, 2002
Crown Packaging                    112.50          Not on file               Paid Nov. 1, 2002
Odl                              5,464.51          Not on file               Paid Nov. 1, 2002
Pollock Paper                    3,199.98          Not on file               Paid Nov. 1, 2002
Vertex Financial Corp            1,405.25          Not on file               Paid Nov. 1, 2002
The Manifest Group               1,005.97          Not on file               Paid Nov. 1, 2002
Western Reflections              2,657.59          Not on file               Paid Nov. 1, 2002
Boc Gases                          106.78          Not on file               Paid Nov. 1, 2002
Zeochem                          5,520.00          Not on file               Paid Nov. 1, 2002
AFGD                                51.60          Not on file               Paid Nov. 1, 2002
Burns, Morris & Stewart         19,030.70          Not on file               Paid Nov. 1, 2002
TXU Energy                       4,983.81          Not on file               Overall Credit on account
Sommer & Maca                      102.60          Not on file               Overall Credit on account
Amesbury Group                   3,091.50          Not on file               Paid Nov. 1, 2002
Con-way Southern Express           187.23          Not on file               Paid Nov. 1, 2002
Elixir Industries               27,553.25          Not on file               Paid Nov. 1, 2002
Fred Zimmerman                   2,480.00          Not on file               Paid Nov. 1, 2002
Metroplex Welding                3,093.81          Not on file               Paid Nov. 1, 2002
Associated Truss                 2,365.80          Not on file               Paid Nov. 1, 2002
Turner Hardware                      1.60          Not on file               Paid Nov. 1, 2002

                               ----------
Total                          153,656.46
                               ==========


Monthly Summary of Operations                                             Form 4
AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
Period Ended: October 31, 2002                              Case Number 00-43726
Schedule of Postpetition Taxes Payable


                               Beginning    Accrued/     Payments/     Ending
                                Balance     Withheld     Deposits     Balance
                               ---------    --------     ---------    -------
Income taxes withheld:
Federal                        $       -                              $     -
State                                  -                                    -
Local                                  -                                    -

FICA withheld                          -                                    -

Employers FICA                         -                                    -

Unemployment tax:
Federal                                -                                    -
State                                  -                                    -

Sales, use & excise                    -                         -          -

Property tax                                                                -

Other taxes                                                                 -
                               ----------------------------------------------
Total                          $       -    $      -     $       -    $     -
                               ==============================================


Explain what line on your balance sheet these above liabilities are included in.



Aging of accounts receivable and post-petition accounts payable


Age in days               0-30         30-60      Over 60        Total
                         -------       ------     --------      --------
Post petition
accounts payable         $67,559       $7,811     $174,235      $249,605

Accounts receivable           Corporate does not hold Trade A/R

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                      American Architectural Products Corp.               Form 4
                                A/F Aging Detail
                             as of October 31, 2002


                  DATE                        NAME                           OPEN BALANCE
               ----------   ----------------------------------------------   ------------
CURRENT
               10/30/2002   MWH                                                15,706.06
               10/30/2002   Fortis Benefits                                       910.64
               10/30/2002   Travelers Indemnity                                   213.00
               10/31/2002   Edward J. Basa                                         34.30
               10/31/2002   Sangamon County Recorder                               22.00
               10/23/2002   City of Dubuque                                        26.45
               10/23/2002   City of Dubuque                                        26.29
               10/23/2002   City of Dubuque                                        36.20
               10/23/2002   City of Dubuque                                        12.97
               10/23/2002   City of Dubuque                                        40.94
               10/23/2002   Pitney Bowes Credit Corporation                       330.97
               10/09/2002   Y-Clean, Inc.                                         299.60
               10/29/2002   Genesys Conferencing                                1,047.48
               10/29/2002   Rader, Fishman & Grauer, PLLC                         303.89
               10/29/2002   Rader, Fishman & Grauer, PLLC                         117.99
               10/23/2002   North Pittsburgh Telephone Company                    163.52
               10/30/2002   North Pittsburgh Telephone Company                    109.17
               10/17/2002   Aqua Filter Fresh Inc.                                 25.81
                 10/17/02   Merrill Lynch, Pierce, Fenner & Smith Inc           4,472.50
                  9/23/02   State of Delaware                                  30,000.00
               10/29/2002   David J. Wolfe, Jr.                                    75.28
               10/29/2002   GATX Technology Services Corp.                        212.14
               10/29/2002   MEK Enterprises                                     4,190.50
               10/30/2002   American Commercial Holdings, Inc.                     62.00
               10/30/2002   Commercial Planning Consultants                     9,000.00
               10/30/2002   Delta Dental Plan of Michigan                           4.06
               10/30/2002   Delta Dental Plan of Michigan                           4.06
               10/30/2002   Delta Dental Plan of Michigan                           3.75
               10/30/2002   Pat Briceland                                         107.81
                                                                             ------------
Total 1 - 30                                                                   67,559.38

31 - 60        09/12/2002   Kramer Levin Naftalis & Frankel LLP                 7,665.00    6,132.00 -Pd November, 2002
                                                                                            Balance upon court approval
               09/12/2002   Kramer Levin Naftalis & Frankel LLP                   134.95    Paid November, 2002
                   9/6/02   Aquila#2                                               10.84    Paid November, 2002
                                                                             ------------
Total 31 - 60                                                                   7,810.79

> 60
               11/01/2002   Ameritech                                           4,573.59    In dispute
               01/12/2001   ADP, Inc.                                           3,632.62    In dispute
               06/01/2001   Sprint North Supply Leasing                           852.01    In dispute
               09/05/2001   American Commercial Holdings, Inc.                 26,004.45    In dispute
               10/01/2002   Squire, Sanders & Dempsey LLP                     120,234.10    Paid November, 2002
               03/28/2002   Kramer Levin Naftalis & Frankel LLP                21,610.01    Will be paid upon confirmation
                                                                                            and submission of final fee application
               07/23/2002   Aquilia#2                                          (2,671.52)
                                                                             ------------
Total > 60                                                                    174,235.26
                                                                             ------------

                                                                             ------------
TOTAL                                                                         249,605.43
                                                                             ============


AMERICAN WEATHER-SEAL                                                     Form 5
Monthly Cash Statement - OCTOBER, 2002                      Case Number 00-43726

                             General         Payroll         Lockbox
                           -----------      ---------      -----------
Beginning book balance     $  (218,860)     $  54,280      $    37,202
Receipts                     1,540,280        710,392        2,819,891
Transfers received                   -              -                -
Balance available            1,321,420        764,672        2,857,093
Disbursements               (1,588,987)      (657,116)               -
Transfers sent                       -              -       (2,818,849)
                           -----------      ---------      -----------
Ending book balance        $  (267,567)     $ 107,556      $    38,244
                           ===========      =========      ===========

Attach copies of the most recent reconciled bank statements from each account.

GENERAL ACCOUNT:                  NATIONAL CITY BANK
Name & Address                    4100 West 150th Street, Cleveland, OH 44135
Account number                    658765827

PAYROLL ACCOUNT:                  FIRST MERIT
Name & Address                    295 First Merit Circle, Akron, OH 44307-2359
Account number                    5301000548

LOCKBOX ACCOUNT:                  NATIONAL CITY BANK
Name & Address                    4100 West 150th Street, Cleveland, OH 44135
Account number                    658765827

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

Petty Cash                        $950


Date: November 15, 2002


Signature: /s/ Shawn L Shertzer
           --------------------
Debtor in Possession

AMERICAN  WEATHER-SEAL                                                    Form 5
                                                            Case Number 00-43726

Daily Summary of CASH RECEIPTS for the month of: OCTOBER, 2002

Date                       General    Payroll    Lockbox
----                     ----------  --------   ----------
1                        $86,676.59  $      -   $52,187.50
2                            96,879                 92,074
3                            12,211                 79,462
4                           129,312                 17,534
5                                      88,112
6
7                            83,501                443,128
8                            84,117                 19,213
9                            39,346                 68,837
10                            3,047    89,435       55,983
11                           40,737   117,820      171,833
12
13
14
15                          167,748                495,698
16                           65,690                 44,514
17                           25,722    87,889       85,752
18                           51,587                 68,362
19
20
21                          157,066                327,380
22                           56,064                 77,791
23                           36,261                 89,149
24                           71,930    94,288       99,448
25                           50,803                102,335
26
27
28                          127,184                180,152
29                           61,586   138,770       65,849
30                           27,118                 49,145
31                           65,691    94,078      134,065
                         ----------  --------   ----------
Total                    $1,540,280  $710,392   $2,819,891
                         ==========  ========   ==========

AMERICAN WEATHER-SEAL                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of CASH DISBURSEMENTS for the month of: OCTOBER, 2002
Note: Disbursements equals checks written and other bank transfers.

Date      General        Payroll
----    ----------      --------
 1      $        -      $ 26,443
 2         212,185        14,123
 3                        27,501
 4         136,879        13,113
 5
 6
 7                        36,919
 8                        13,363
 9         186,767         1,895
10                        27,401
11         109,643        92,917
12
13
14
15                        47,078
16         210,297        20,065
17                        36,615
18         155,108        15,134
19
20
21                        39,552
22                        16,190
23         182,420           756
24                        28,609
25         163,464        15,242
26
27
28                        36,493
29                       108,808
30         234,861        27,285
31          (2,636)       11,614
        ----------      --------
Total   $1,588,987      $657,116
        ==========      ========

AMERICAN WEATHER-SEAL                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of CASH TRANSFERS for the month of: OCTOBER, 2002
Disbursements from

Date                General        Payroll     Lockbox
----                -------        -------    ----------
1                     $-             $-       $   52,188
2                                                 92,074
3                                                 79,462
4                                                 17,534
5
6
7                                                443,128
8                                                 19,213
9                                                 68,837
10                                                55,983
11                                               171,833
12
13
14
15                                               495,698
16                                                44,514
17                                                85,752
18                                                68,362
19
20
21                                               327,380
22                                                77,791
23                                                89,149
24                                                99,448
25                                               102,335
26
27
28                                               180,152
29                                                65,849
30                                                49,145
31                                               133,023    Variance between cash in transit
                      --             --       ----------
Total                 $-             $-       $2,818,849
                      ==             ==       ==========

AMERICAN  WEATHER-SEAL                                                    Form 5
                                                            Case Number 00-43726

Daily Summary of CASH TRANSFERS for the month of: OCTOBER, 2002
Disbursements to

Date                General       Payroll            Lockbox
----                -------       -------            -------
 1                    $-             $-                $-
 2
 3
 4
 5
 6
 7
 8
 9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
                      --             --                --
Total                 $-             $-                $-
                      ==             ==                ==

                                                                          Form 5
Bank Reconciliation                                                    1/29/2003

                            American Weather-Seal Co.
                               NATIONAL CITY BANK

                                    OCT 2002


                                                                      AMOUNT
                                                                      ------
Bank Balance                                                           $0.00

Add: Deposits in Transit                                                0.00

LESS: OUTSTANDING CHECKS

Date       Name                         Check Number      Amount
-----------------------------------------------------------------
7/03/02    Don Tingle                      10187          (50.00)
7/10/02    Don Myers                       10268          (50.00)
7/10/02    Orrville Industrial Clinic      10273         (157.50)
9/04/02    Baaron                          11415          (61.86)
9/11/02    Treasurer of State              11608       (4,950.00)
10/04/02   J&F Building Systems            12079         (989.84)
10/04/02   T-Road Finishing                12095         (736.66)
10/23/02   Dakota Balance                  12391       (4,788.58)
10/23/02   Al Hainsworth                   12402         (329.01)
10/23/02   Lauren Windows                  12409         (964.92)
10/23/02   Screens Technologies            12419       (1,246.17)


                                                                     (14,324.54)


           Period Ending: 10/25                                      (19,516.19)
                          10/30                                     (234,860.83)


           Adjustments:   UPS Charges not taken out during
                          Oct - Did by Bank                            1,219.15
                          Correction in November.                         (0.02)

           Handtypes:
                                                                   ------------
           GENERAL LEDGER BALANCE                                  ($267,482.43)
                                                                   ============

           Prepared by:   SDT


Letters have been sent out for all checks over 3 months old: YES  X    NO

WEATHER - SEAL DIVISION                                                   Form 5
FIRST MERIT BANK RECONCILIATION                                    A/C 0130-7968
MONTH OF OCTOBER, 2002


BANK BALANCE                                                        $ 107,556.23

ADD: DEPOSITS IN TRANSIT
LESS OUTSTANDING CHECKS
Date             Name/File No      Check Number        Amount
----             ------------      ------------      ----------
11/30/01         Chas Hinkle          68492             (277.84)
3/08/02          Alan Sears           72451              (32.08)
06/07/02         Lorraine Poling      75089               (6.11)
09/20/02         Luther Knopp         12776             (435.96)
09/27/02         Luther Knopp         13007             (427.55)
10/04/02         Verba Miller         13106             (441.51)
                 Debra Kirkbride      13187             (455.49)
                 Luther Knopp         13199             (515.30)
10/15/02         File #166            13232           (2,609.39)
10/11/02         Verba Miller         13329             (346.35)
                 Debra Kirkbride      13407             (406.30)
                 Luther Knopp         13419             (464.57)
10/18/02         Verba Miller         13523             (477.24)
                 Luther Knopp         13612             (444.26)
10/25/02         Susan Miller         13723             (343.08)
                 Verba Miller         13724             (543.32)
                 Barbara Gatti        13737             (860.53)
                 Henry Miller         13776             (356.80)
                 Debra Kirkbride      13800             (411.71)
                 Phyllis Weaver       13805             (306.73)
                 Phyllis Weaver       13806              (81.14)
                 Luther Knopp         13812             (470.94)
10/31/02         LFV Outstanding                     (31,127.42)

11/01/02         LEV Outstanding                     (66,163.35)
                 Bank fees                               448.65
                 Bank Errors                               0.09
                                                     ----------
                                                                     (107,556.23)
                                                                    ------------
BOOK BALANCE                                                        $          -
                                                                    ============


                                                          (0.00)

BINNINGS BUILDING PRODUCTS, INC.,
A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                            Form 5
Monthly Cash Statement                                      Case Number 00-43726

                                                                             Misc.
                           Disbursements      Payroll      Lockbox         Deposits
                           -------------      -------    -----------       --------
Beginning book balance      $  (235,192)        $-       $         -       $ 4,845
Receipts                              -          -         2,048,811         1,294
Transfers received            1,373,364          -                 -             -
Balance available             1,138,172          -         2,048,811         6,139
Disbursements                (1,319,600)         -                 -          (237)
Transfers sent                        -          -        (2,048,811)       (3,500)
                           --------------------------------------------------------
Ending book balance         $  (181,428)        $-       $         -       $ 2,402
                           ========================================================

Attach copies of the most recent reconciled bank statements from each account.

DISBURSEMENTS ACCOUNT:
Name & Address                        National City Bank of PA
                                      527 Chartiers Avenue
                                      McKees Rocks, PA 15136
Account number                        658765835

PAYROLL ACCOUNT:                      Included in Disbursements Account
Name & Address
Account number

LOCKBOX ACCOUNT:
Name & Address                        National City Bank of PA
                                      4100 West 150th Street
                                      Cleveland, OH 44135
Account number                        951289

MISC. DEPOSITS ACCOUNT:
Name & Address                        First Union
                                      201 College St.
                                      Charlotte, NC 28288-1135
Account number                        2000008211080

OTHER MONIES ON HAND (SPECIFY TYPE AND LOCATION) (I.E. CD'S PETTY CASH, ETC.)

PETTY CASH:
Address                               210 Walser Road
                                      Lexington, NC  27295          $750

Date: November 29, 2002

Signature: /s/Dan Rhyne, Controller
           ------------------------
Debtor in Possession

BINNINGS BUILDING PRODUCTS, INC.,
A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                            Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Receipts for the month of:_October 31, 2002

                                                                    Misc.
Date       Disbursements      Payroll         Lockbox             Deposits
----       -------------      -------       ----------            --------
1               $-              $-          $   50,269            $    -
2                                               21,161                10
3                                              116,801                 -
4                                               35,475                 -
5                                                    -                 -
6                                                    -                 -
7                                               76,538                 5
8                                              117,022                21
9                                                  520                 -
10                                               3,074                 -
11                                              36,240                 -
12                                                   -                 -
13                                                   -                 -
14                                              19,811                 -
15                                                   -                21
16                                             371,259                 9
17                                             433,769               736
18                                              27,025                 -
19                                                   -                 -
20                                                   -                 -
21                                               5,607                 -
22                                             208,117                 -
23                                               5,818               449
24                                              56,794                 -
25                                             112,365                 -
26                                                   -                 -
27                                                   -                 -
28                                              15,473                43
29                                             322,452                 -
30                                              11,520                 -
31                                               1,699                 -
           ----------------------------------------------------------------------------------
Total           $-              $-          $2,048,811            $1,294          $2,050,105
           ==================================================================================

BINNINGS BUILDING PRODUCTS, INC.,
A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                            Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Disbursements for the month of:_October 2002
Note: Disbursements equals checks written and other bank transfers.

                                                    Misc.
Date            Disbursements  Payroll  Lockbox   Deposits
----            -------------  -------  -------   --------
1                $   63,224       $-       $-      $  -
2                    23,137
3                    60,186
4                    41,005
5                         -
6                         -
7                   127,077
8                    29,169
9                     5,810
10                   86,038
11                   81,388                         237
12                        -
13                        -
14                   94,532
15                   50,343
16                   43,999
17                   52,859
18                   11,115
19                        -
20                        -
21                   95,866
22                   26,585
23                    9,094
24                  126,152
25                   38,544
26                        -
27                        -
28                   90,720
29                   35,936
30                   47,733
31                   79,088
                ----------------------------------------
Total            $1,319,600       $-       $-      $237
                ========================================

BINNINGS BUILDING PRODUCTS, INC.,
A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                            Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of: October 2002
Disbursements from


                                                       Misc.
Date       Disbursements     Payroll   Lockbox        Deposits
----       -------------     -------  ----------      --------
1                 $-           $-     $   21,161       $    -
2                                        116,801
3                                         35,475
4                                         76,538
5                                              -
6                                              -
7                                        117,022
8                                            520
9                                          3,074
10                                        36,240
11                                        19,811
12                                             -
13                                             -
14                                             -
15                                       745,706
16                                        59,322
17                                        27,025
18                                         5,607
19                                             -
20                                             -
21                                       208,037        3,500
22                                         5,898
23                                        56,794
24                                       112,365
25                                        15,473
26                                             -
27                                             -
28                                       329,643
29                                        11,520
30                                         1,699
31                                        43,078
           ---------------------------------------------------
Total             $-           $-     $2,048,811       $3,500
           ===================================================

BINNINGS BUILDING PRODUCTS, INC.,
A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                            Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of: October 2002
Disbursements to


                                                           Misc.
Date             Disbursements      Payroll    Lockbox   Deposits
----             -------------      -------    -------   --------
1                 $   61,226           $-         $-       $-
2                     58,541
3                     95,007
4                     80,166
5                          -
6                          -
7                     45,857
8                     57,095
9                     27,242
10                   120,329
11                    41,182
12                         -
13                         -
14                         -
15                    99,489
16                    51,816
17                    58,870
18                    34,220
19                         -
20                         -
21                    71,530
22                    37,672
23                    55,094
24                    57,133
25                    16,835
26                         -
27                         -
28                    54,781
29                   165,986
30                    60,187
31                    23,107
                 ---------------------------------------------
Total             $1,373,364           $-         $-       $-
                 =============================================

BINNINGS BUILDING PRODUCTS - LEXINGTON                                    Form 5
BANK RECONCILIATION - 10/31/02                              Case Number 00-43726


                                                                                                      Misc.
                                                              Disbursements         Lockbox          Deposits
                                                              -------------         -------          ---------
Balance per Bank Statement, 10/31/02                           $         -             $-            $2,402.29

Less Outstanding Checks - A/P                                   180,478.53
Less excess of funds transfers over automated debits -
 to be corrected in August
Less Outstanding Credit Reversal
Less Outstanding Checks - Payroll                                   949.52
                                                              ------------------------------------------------
Subtotal                                                        181,428.05              -             2,402.29

Plus Outstanding Deposits
                                                              ------------------------------------------------

Adjusted Balance per Bank Statement, 10/31/02                   181,428.05              -             2,402.29

Balance per General Ledger, 10/31/02                            181,428.05              -             2,402.29
                                                              ------------------------------------------------
Difference                                                     $         -             $-            $       -
                                                              ================================================

DANVID WINDOW COMPANY                                                     Form 5
Monthly Cash Statement                                      Case Number 00-43726
For the month of: October 2002



                                       General           Payroll         Lockbox
                                     -----------       -----------     -----------


Beginning book balance               $  (472,970)      $   (18,822)    $   435,238
Receipts                                       -                 -       5,499,178
Transfers received                     3,853,919         1,479,848               -
Balance available                      3,380,949         1,461,025       5,934,416
Disbursements                         (3,557,673)       (1,171,118)              -
Transfers sent                                 -                 -      (5,813,130)
                                     ---------------------------------------------
Ending book balance                  $  (176,724)      $   289,908     $   121,286
                                     =============================================


Attach copies of the most recent reconciled bank statements from each account.

GENERAL ACCOUNT:
National City Bank 527 Chartiers Ave Mckees Rocks, PA 15136
Account number 0658765843

PAYROLL ACCOUNT:
Bank of America, P.O. Box 798, Wichita, KS 67201
Account number 1390059896

LOCKBOX ACCOUNT:
National City Bank
Account number 951286

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

$400.00 in petty cash with controller
$100.00 in cash change drawer for cash sales.


Date:  November 29, 2002


Signature: /s/ Lee Morton, Controller
-------------------------------------
Debtor in Possession

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726
Daily Summary of Cash Receipts for the month of: October 2002

   Date          General           Payroll           Lockbox
---------        -------           -------          ----------
        1        $     -           $     -          $  102,283
        2                                              294,726
        3                                              244,039
        4                                              143,163
        5
        6
        7                                              557,315
        8                                               47,222
        9                                              124,867
       10                                               28,725
       11                                              415,804
       12
       13
       14                                              671,922
       15                                              210,133
       16                                              360,028
       17                                              101,761
       18                                              181,272
       19
       20
       21                                              500,391
       22                                               71,362
       23                                              208,298
       24                                               79,352
       25                                              154,420
       26
       27
       28                                              668,616
       29                                               47,262
       30                                              163,893
       31                                              122,325
                 ---------------------------------------------
Total            $     -           $     -          $5,499,178
                 =============================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Disbursements for the month of: October 2002
Note: Disbursements equals checks written and other bank transfers.

            Date           General             Payroll
            ----           -------             -------
              1          $   50,771          $        -
              2             145,470
              3             280,770
              4             385,624             304,362
              5
              6
              7              97,194
              8              50,576
              9              45,237
             10             198,063
             11             390,579             298,224
             12
             13
             14              68,798
             15             226,447
             16              14,724
             17             233,716
             18             274,359             294,814
             19
             20
             21              80,841
             22              46,304
             23              50,872
             24             174,620
             25             480,221             271,631
             26
             27
             28              62,878
             29              67,837
             30               9,000
             31             122,772               2,087
                         ------------------------------
 Total                   $3,557,673          $1,171,118
                         ==============================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of: October 2002 Disbursements from:

            Date              General             Payroll          Lockbox
            ----              -------             -------          -------
              1                 $ -                 $ -          $  455,636
              2                                                      83,576
              3                                                     296,064
              4                                                     248,298
              5                                                     141,867
              6                                                     563,913
              7
              8
              9                                                      43,225
             10                                                     116,656
             11                                                       4,573
             12
             13
             14
             15                                                   1,116,836
             16                                                     206,069
             17                                                     359,061
             18                                                     103,787
             19
             20
             21                                                     179,989
             22                                                     509,304
             23                                                      63,001
             24                                                     207,077
             25                                                      80,009
             26
             27
             28                                                     155,773
             29                                                     672,163
             30                                                      44,254
             31                                                     162,001
                              ---------------------------------------------
 Total                          $ -                 $ -          $5,813,130
                              =============================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of: October 2002
Disbursements to:

            Date           General            Payroll         Lockbox
            ----           -------           ----------       -------
              1          $  159,120
              2              80,040             305,453
              3             460,494
              4              27,926
              5
              6
              7              59,563
              8             293,757
              9             207,028             298,224
             10             255,473
             11              27,399
             12
             13
             14
             15             234,658
             16             240,111             294,814
             17             231,124              22,487
             18             192,457
             19
             20
             21             247,380
             22             118,124
             23             281,748             271,631
             24             192,919
             25              54,352
             26
             27
             28             101,535
             29             158,730
             30             186,581             287,240
             31              43,400
                         --------------------------------------------
 Total                   $3,853,919          $1,479,848          $ -
                         ============================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - FLEET BANK #80-059-685                    Case No 00-43726
CHECKING ACCOUNT GL ACCTS 1010 AND 1011
FOR THE MONTH ENDED OCTOBER 31, 2002

                                                      Beginning       Disbursements     Deposits      Transfers         Ending
                                                    ------------     --------------     --------    -------------    ------------
Bank
  Per bank                                          $          -     $(3,853,918.79)                $3,853,918.79    $          -
    Prior O/S checks                                 (488,908.79)        488,908.79                                             -
    Current O/S checks                                                  (171,957.44)                                  (171,957.44)
                                                    ------------------------------------------------------------------------------
  Adjusted bank balance                             $(488,908.79)    $(3,536,967.44)      $ -       $3,853,918.79    $(171,957.44)
                                                    ==============================================================================
General ledger
  Per ledger                                                                                                                    -
    Balance acct 1010                               $(487,979.10)    $(2,614,708.46)                $2,930,722.45    $(171,965.11)
    Balance acct 1011                                  15,009.22        (942,964.09)                   923,196.34       (4,758.53)
                                                    ------------------------------------------------------------------------------
    Total general ledger balance                     (472,969.88)     (3,557,672.55)        -        3,853,918.79     (176,723.64)
    ACCT 1010 REC ITEMS                                                                                                         -
    Diff in ck#40191                                        8.00                                                             8.00
    UPS 09/27/02                                         (937.29)            937.29                                             -
    Check diff # 41817                                     (0.40)                                                           (0.40)
    Check diff # 42443                                                         0.08                                          0.08
    Check diff # 42250                                                        (0.01)                                        (0.01)
    ACCT 1011 REC ITEMS
    PPG wire 09/19/02                                 (15,009.22)                                                      (15,009.22)
    Vinylsource 10/15/02                                                 (90,315.93)                                   (90,315.93)
    Reclass W.Extrusion                                                  110,083.68                                    110,083.68
                                                    ------------------------------------------------------------------------------
  Adjusted ledger balance                           $(488,908.79)    $(3,536,967.44)      $ -       $3,853,918.79    $(171,957.44)
                                                    ==============================================================================
Unreconciled difference                             $          -     $            -       $ -       $           -    $          -
                                                    ==============================================================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - #1390059896                               Case No 00-43726
PAYROLL ACCOUNT ACCT #1020
FOR THE MONTH ENDED OCTOBER 31, 2002

                                              BEGINNING           CHECKS             DEPOSITS         WIRES/OTHER         ENDING
                                            ------------      --------------       -------------     ------------      ------------
Bank
  Per bank - 13900059896                    $  96,577.16      $(1,309,700.74)      $1,480,590.93                       $ 267,467.35
    Prior O/S checks                         (117,065.40)         117,065.40                                                      -
    Current O/S checks                                           (225,319.18)                                           (225,319.18)
    ADP tax withdrawals                                           324,504.08                          (324,504.08)                -
    ADP garnishment withdrawals                                     6,892.95                            (6,892.95)                -
    ADP fee withdrawals                                             5,105.21                            (5,105.21)                -
    Bank fees                                                       1,083.36                            (1,083.36)                -
    Direct Deposits                                               137,967.86                          (137,967.86)                -
                                            ----------------------------------------------------------------------------------------
  Adjusted bank balance                     $ (20,488.24)     $  (942,401.06)      $1,480,590.93     $(475,553.46)     $  42,148.17
                                            ========================================================================================
General ledger
  Per ledger                                $ (18,822.17)     $  (942,322.41)      $1,479,847.54     $(228,795.33)     $ 289,907.63
    Check # 2022 NR                            (1,000.00)                                                1,000.00                 -
    Check # 2089 NR                              (297.83)             297.83                                                      -
    Check # 2090 NR                              (372.03)             372.03                                                      -
    August Bank Fee                            (1,087.11)                                                1,087.11                 -
    September Bank Fee                                                                                  (1,083.36)        (1,083.36)
    Deposit-Reversal 9/27/02                    1,090.90                                                (1,090.80)             0.10
    Check # 2091 NR                                                   (50.00)              50.00                                  -
    Check diff #2093                                                   (5.12)                                                 (5.12)
    Wire 10/30/02 for Week44                                                                          (287,239.71)      (287,239.71)
    Wire 10/17/02 correct underfunding                                                                  33,637.66         33,637.66
    Funding for Wk 44 Diff                                                                               5,168.71          5,168.71
    Bank Fee for Wk 44                                                                                   1,762.26          1,762.26
    Check # 2109 NR                                                  (693.39)             693.39                                  -
  Adjusted ledger balance                   $ (20,488.24)     $  (942,401.06)      $1,480,590.93     $(475,553.46)     $  42,148.17
                                            ----------------------------------------------------------------------------------------
Unreconciled difference                     $          -      $             -      $           -     $          -      $          -
                                            ========================================================================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - NATIONAL CITY #951286                     Case No 00-43726
DEPOSITORY ACCOUNT GL ACCT 1015
FOR THE MONTH ENDED OCTOBER 31, 2002

                                                      Beginning      Disbursements       Deposits       Transfers        Ending
                                                    ------------    --------------    -------------   --------------   ------------
  Per bank                                          $         -                       $5,747,728.71   $(5,747,728.71)  $         -
    Prior deposits in transit                                                                                                    -
    09/1/02                                          443,474.91                         (443,474.91)                             -
                                                                                                                                 -
                                                                                                                                 -
    Current deposits in transit                                                                                                  -
    09/30/02                                                                             122,048.38                     122,048.38
                                                    ------------------------------------------------------------------------------
  Adjusted bank balance                             $443,474.91          $ -          $5,426,302.18   $(5,747,728.71)  $122,048.38
                                                    ==============================================================================
General ledger
  Per ledger                                        $435,237.82                       $5,433,777.01   $(5,747,728.71)  $121,286.12
    84 Lumber wire 09/30/02                            7,605.54                           (7,605.54)                             -
    84 Lumber wire 09/12/02                              974.83                             (974.83)                             -
    NSF T Ham Builders                                (1,419.16)                           1,419.16                              -
    DS Door & Window 8/20/2002                         1,075.88                           (1,075.88)                             -
    Harrigan Custom  10/07/02 #1276 Bk.error                                               1,000.00                       1,000.00
    Interim Acct 10/7/02 #10067 Bk. Error                                                   (600.00)                       (600.00)
    Sheinberg Energy 10/10/02 # 7508 Bk. Error                                                 0.60                           0.60
    Posting error 10/21/02 Keith Luepnitz #8160                                               37.78                          37.78
    Williams Buildg Supp. #3173 Bk.error                                                     (67.00)                        (67.00)
    Posting error 10/18/02 Foxworth # 152641                                                   0.01                           0.01
    DS Door & Window 10/3/2002                                                               390.87                         390.87
                                                    ------------------------------------------------------------------------------
  Adjusted ledger balance                           $443,474.91          $ -          $5,426,302.18   $(5,747,728.71)  $122,048.38
                                                    ==============================================================================
Unreconciled difference                             $         -          $ -          $           -   $            -   $         -
                                                    ==============================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
MONTHLY CASH STATEMENT                                     Case Number 00-43726
OCTOBER 31, 2002

                                 NATIONAL CITY                       NATIONAL CITY      NATIONAL CITY         EURO
                                 DISBURSEMENT         LOCKBOX        DISBURSEMENT         INVESTMENT         OVERNIGHT
                                 -------------        -------        -------------      -------------        ----------

 BEGINNING BOOK BALANCE          $(197,057)         $          -      $  1,012,205       $40,890,350         $1,023,000
 ADJUSTMENT                              -                     -                 -                 -                  -
 RECEIPTS                                -            11,025,478                 -            56,742              2,102
 TRANSFERS RECEIVED                485,166                     -        11,925,478           600,000          1,542,898
 BALANCE AVAILABLE                 288,108            11,025,478        12,937,684        41,547,092          2,568,000
 DISBURSEMENTS                    (291,637)                    -       (10,429,954)                -                  -
 TRANSFERS SENT                          -           (11,025,478)       (2,142,898)         (900,000)                 -
                                 --------------------------------------------------------------------------------------
 ENDING BOOK BALANCE             $  (3,528)         $          -      $    364,832       $40,647,092         $2,568,000
                                 ======================================================================================


 Attach copies of the most recent reconciled bank statements from each account.

 DISBURSEMENT ACCOUNT:


 Name & Address                           National City Bank
                                          527 Chartiers Ave.
                                          McKees Rocks, Pa 15136
 Account Number                           658765800               Based on account availability National City Bank invests the balance in an overnight Euro Investment

 LOCKBOX ACCOUNT:
 Name & Address                          National City Bank
                                         PO Box 951288
                                         Cleveland, Ohio 44193
 Account number                          951288

 INVESTMENT ACCOUNT
 Name and Address                        Dreyfus Gov't Cash Management Account
                                         National City Bank
                                         Pittsburgh, Pa. 15222
 Account Number                          4603941

 Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

 PETTY CASH:                             $600


 Date:  November 19, 2002
 Signature:  /s/ Conni K. McIsaac, Controller
             ----------------------------------
 Debtor in Possession

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
                                                           Case Number 00-43726

Daily Summary of Cash Receipts for the month of October 2002

                                                              EURO           NATIONAL CITY
        DATE          DISBURSEMENT          LOCKBOX        INVESTMENT        INVESTMENT
        -----         ------------          --------       ----------        -------------

               1      $          -        $   578,984      $        -        $         -
               2                              315,009
               3                              411,001
               4                              342,371
               5
               6
               7                              702,018
               8                              583,646
               9                              115,136
              10                              208,879
              11                              196,218
              12
              13
              14
              15                            2,363,163
              16                              320,486
              17                              471,837
              18                              177,756
              19
              20
              21                              725,656
              22                              592,993
              23                              208,943
              24                              418,890
              25                              200,090
              26
              27
              28                              854,344
              29                              749,531
              30                               95,097
              31                              393,428
 Interest                                                       2,102             56,742
 Net Deposits

                      ------------------------------------------------------------------
 Total                $          -        $11,025,478      $    2,102        $    56,742
                      ==================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE    Form 5
                                               Case Number 00-43726

Daily Summary of Cash Disbursements for the month of October 2002
Note: Disbursements equal checks written and other payments to vendors.

                         NATIONAL CITY                                   NATIONAL CITY
          DATE            CHECKS             LOCKBOX       INVESTMENT    DISBURSEMENT
          ----           -------------       -------       ----------    -------------

                  1      $      55,092       $     -       $        -     $   338,169
                  2                                                           720,948
                  3                                                           710,116
                  4              8,832                                        264,396
                  5
                  6
                  7                                                           272,464
                  8                                                           539,379
                  9                                                           767,157
                 10                                                           527,151
                 11                                                           147,567
                 12
                 13
                 14
                 15                                                           651,240
                 16                                                           679,953
                 17                                                           442,198
                 18             21,847                                        278,600
                 19
                 20
                 21                560                                        481,695
                 22                                                           315,153
                 23                                                           752,950
                 24              3,452                                        388,153
                 25            201,074                                        265,341
                 26
                 27
                 28                                                           318,896
                 29                                                           544,680
                 30                                                           824,450
                 31                779                                        190,440
 UPS
 NSF Checks                                                                     8,859
 Analysis charge
                         ------------------------------------------------------------
 Total                   $     291,637       $     -       $        -     $10,429,954
                         ============================================================


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
                                                           Case Number 00-43726

Daily Summary of cash transfers for the month of October 2002
Note: Transfers represent funds transferred from/to Line-of-Credit or other Bank Accounts

TRANSFERRED FROM

                                                       NATIONAL CITY           EURO         NATIONAL CITY
        DATE         DISBURSEMENT        LOCKBOX        INVESTMENT          OVERNIGHT       DISBURSEMENT
        -----        ------------      -----------     -------------        ---------       -------------

               1     $          -      $   578,984     $     500,000        $       -       $           -
               2                           315,009
               3                           411,001
               4                           342,371
               5
               6
               7                           702,018
               8                           583,646
               9                           115,136
              10                           208,879
              11                           196,218           400,000
              12
              13
              14
              15                         2,363,163
              16                           320,486                                                600,000
              17                           471,837
              18                           177,756
              19
              20
              21                           725,656
              22                           592,993
              23                           208,943
              24                           418,890
              25                           200,090
              26
              27
              28                           854,344
              29                           749,531
              30                            95,097
              31                           393,428
 To Disbursement account
 Interest
 Adj for Euro month end difference                                                              1,542,898
 To Investment Account
                     ------------------------------------------------------------------------------------
 Total               $          -      $11,025,478     $     900,000        $       -       $   2,142,898
                     ====================================================================================


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
                                                           Case Number 00-43726

Daily Summary of cash transfers for the month of October 2002
Note: Transfers represent funds transferred from/to Line-of-Credit or other Bank Accounts

TRANSFERRED TO:

                                                           NATIONAL CITY          EURO         NATIONAL CITY
        DATE          DISBURSEMENT          LOCKBOX         INVESTMENT          OVERNIGHT      DISBURSEMENT
        -----         ------------         ---------       -------------        ----------     -------------

               1      $   5,670.01         $       -       $           -        $        -     $1,078,984.35
               2           152,014                                                                   315,009
               3             2,293                                                                   411,001
               4             4,134                                                                   342,371
               5
               6
               7            55,278                                                                   702,018
               8                74                                                                   583,646
               9               686                                                                   115,136
              10               155                                                                   208,879
              11               455                                                                   596,218
              12
              13
              14
              15             5,518                                                                 2,363,163
              16             2,174                               600,000                             320,486
              17               739                                                                   471,837
              18               336                                                                   177,756
              19
              20
              21             5,718                                                                   725,656
              22            12,813                                                                   592,993
              23               604                                                                   208,943
              24               168                                                                   418,890
              25               953                                                                   200,090
              26
              27
              28            35,396                                                                   854,344
              29             2,308                                                                   749,531
              30           196,531                                                                    95,097
              31             1,149                                                                   393,428
 From Investment Account
 Interest
 Adj for Euro month-end difference                                               1,542,898
 To investment account
                      --------------------------------------------------------------------------------------
 Total                $    485,166         $       -       $     600,000        $1,542,898     $  11,925,478
                      ======================================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT
OCTOBER 31, 2002                                            Case Number 00-43726


Balance per Bank                                                            $364,832.07

Less:  Outstanding Checks
10/24/02                      Payroll             1,377.17
10/24/02                      Payroll             1,898.75
10/25/02                      7804                  127.20
10/25/02                      7812                  125.00
                                                  --------
                                                                               3,528.12
                                                                            -----------

Balance per Books @ 10/31/02                                                $361,303.95
                                                                            ===========

National City Disbursements Corp                                              (3,528.12)
National City Disbursements Subs                                             364,832.07
                                                                            -----------
                                                                            $361,303.95
                                                                            ===========

NOTE: National City Lockbox, Investment and Euro Overnight account book balances agree to bank balances.

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                For the Period : October 1 thru October 31, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:       GEORGE HOFMEISTER                                          Capacity:                          Principal
                                                                                  ---------
                                                                                                          Officer
                                                                                  ---------
                                                                                      X                   Director
                                                                                  ---------
                                                                                                          Insider
                                                                                  ---------

Detailed Description of Duties:     CHAIRMAN OF THE BOARD



Current Compensation Paid:          NONE       Weekly           or     Monthly

                                               ---------               ---------

Current Benefits Received:          NONE       Weekly           or     Monthly

            Health Insurance
                                               ---------               ---------
            Life Insurance
                                               ---------               ---------
            Retirement
                                               ---------               ---------
            Company Vehicle
                                               ---------               ---------
            Entertainment
                                               ---------               ---------
            Travel
                                               ---------               ---------
            Other Benefits
                                               ---------               ---------

CURRENT TOTAL:                      NONE
                                               Weekly           or     Monthly

                                               ---------               ---------




Dated:
            ---------                          ---------   ---------   ---------
                                               Principal, Officer, Director, Insider

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                For the Period : October 1 thru October 31, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:       DAVID J. WOLFE, JR.                                        Capacity:                       Principal
                                                                                 ---------
                                                                                     X                 Officer
                                                                                 ---------
                                                                                                       Director
                                                                                 ---------
                                                                                                       Insider
                                                                                 ---------

Detailed Description of Duties:     ASSISTANT GENERAL COUNSEL AND ASSISTANT SECRETARY



Current Compensation Paid:                     Weekly           or     Monthly
                                                                                7,148.34
                                               ---------               -------------------

Current Benefits Received:                     Weekly           or     Monthly

            Health Insurance                                                           -
                                               ---------
            Life & Disability Insurance                                           108.41
                                               ---------               -------------------
            Retirement                                                                 -
                                               ---------
            Company Vehicle                                                       300.00
                                               ---------               -------------------
            Entertainment
                                               ---------
            Travel
                                               ---------               -------------------
            Other Benefits                                                                 cell phone
                                               ---------

CURRENT TOTAL:
                                               Weekly           or     Monthly

                                                                                7,556.75
                                               ---------               -------------------



Dated:
            ---------                          ---------   ---------   ---------
                                               Principal, Officer, Director, Insider

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                For the Period : October 1 thru October 31, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:        JONATHAN K. SCHOENIKE                                           Capacity:                 Principal
                                                                                       -----------
                                                                                            X          Officer
                                                                                       -----------
                                                                                                       Director
                                                                                       -----------
                                                                                                       Insider
                                                                                       -----------

Detailed Description of Duties: GENERAL COUNSEL AND SECRETARY



Current Compensation Paid:                          Weekly            or     Monthly

                                                                                     13,333.34
                                                    -------------            ------------------

Current Benefits Received:                          Weekly            or     Monthly

             Health Insurance                                                                -
                                                    -------------
             Life & Disability Insurance                                                143.78
                                                    -------------            ------------------
             Retirement                                                                      -
                                                    -------------
             Company Vehicle                                                            450.00
                                                    -------------            ------------------
             Entertainment
                                                    -------------
             Travel
                                                    -------------            ------------------
             Other Benefits                                                                    Cell phone
                                                    -------------

CURRENT TOTAL:
                                                    Weekly            or     Monthly

                                                                                     13,927.12
                                                    -------------            ------------------


Dated:
             ---------                              ---------    ---------   ---------
                                                    Principal, Officer, Director, Insider

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                For the Period : October 1 thru October 31, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:       JOSEPH DOMINIJANNI                                         Capacity:                        Principal
                                                                                 ---------
                                                                                     X                  Officer
                                                                                 ---------
                                                                                     X                  Director
                                                                                 ---------
                                                                                                        Insider
                                                                                 ---------

Detailed Description of Duties: INTERIM PRESIDENT AND CEO TREASURER



Current Compensation Paid:                      Weekly          or     Monthly
                                                                                 25,000.00
                                                ---------              ---------------------

Current Benefits Received:                      Weekly          or     Monthly

            Health Insurance                                                             -
                                                ---------
            Life & Disability Insurance                                             405.78
                                                ---------              --------------------
            Retirement                                                                   -
                                                ---------
            Company Vehicle                                                         650.00
                                                ---------              --------------------
            Entertainment
                                                ---------              --------------------
            Travel, Food, Lodging
                                                ---------              --------------------
            Other Benefits                                                                  Computer supplies,XO Host(e-mail)
                                                ---------              --------------------


CURRENT TOTAL:
                                                Weekly          or     Monthly

                                                                                 26,055.78
                                                ---------              --------------------



Dated:
            ---------                           ---------  ---------   ---------
                                                Principal, Officer, Director, Insider

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
                For the Period : October 1 thru October 31, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:       DOUGLAS J. THOMAS                                          Capacity:                     Principal
                                                                                  ---------
                                                                                      X              Officer
                                                                                  ---------
                                                                                                     Director
                                                                                  ---------
                                                                                                     Insider
                                                                                  ---------

Detailed Description of Duties: CHIEF FINANCIAL OFFICER



Current Compensation Paid:                     Weekly           or     Monthly

                                                                       14,166.00
                                               ---------               ----------

Current Benefits Received:                     Weekly           or     Monthly

            Health Insurance
                                               ---------               ----------
            Life Insurance
                                               ---------               ----------
            Retirement
                                               ---------               ----------
            Company Vehicle
                                               ---------               ----------
            Entertainment
                                               ---------               ----------
            Travel, Food, Lodging
                                               ---------               ----------
            Other Benefits
                                               ---------               ----------


CURRENT TOTAL:
                                               Weekly           or     Monthly

                                                                       14,166.00
                                               ---------               ----------




Dated:
            ---------                          ---------   ---------   ---------
                                               Principal, Officer, Director, Insider